UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2006

HMS Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

NY	0-50194	11-3656261
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Park Avenue South New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 725-7965

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

As previously reported, on February 27, 2006, HMS Holdings Corp. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2005. As announced in the press release, on February 28, 2006 the Company held its fourth quarter and year end 2005 earnings conference call, a transcript of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

The information (including Exhibit 99.1 furnished herewith) in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure
A transcript of the conference call referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

This exhibit is furnished pursuant to Items 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.	Exhibit Description

99.1	Transcript of February 28, 2006 earnings conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Holdings Corp. (Registrant)

Date: March 2, 2006	By:	/s/ Thomas G. Archbold
Chief Financial Officer

EXHIBIT INDEX

EX-99.1	Transcript of February 26, 2006 earnings conference call